UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

Westin Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42926	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1165-L 3 Coleman Street #03-24, Singapore	179804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: Telephone: +65 9488 4425

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one right entitling the holder to receive one-sixth (1/6) of one Class A ordinary share	WSTNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WSTN	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-sixth (1/6) of one Class A ordinary share	WSTNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 5, 2025, Westin Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 5,750,000 units (including 750,000 units issued upon the full exercise of the over-allotment option, the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one right entitling the holder to receive one-sixth (1/6) of one Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $57,500,000.

A.G.P./Alliance Global Partners acted as representative of the underwriters in connection with the offering pursuant to the Underwriting Agreement dated November 3, 2025.

In connection therewith and the closing of the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1, as amended (File No. 333-288889) related to the IPO, originally filed with the U.S. Securities and Exchange Commission on July 23, 2025, and which became automatically effective on October 29, 2025 pursuant to Section 8(a) of the Securities Act of 1933, as amended (the “Registration Statement”):

●	Underwriting Agreement, dated November 3, 2025, by and between the Company and A.G.P./Alliance Global Partners (the “Underwriting Agreement”), a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference;

●	Rights Agreement, dated November 3, 2025, by and between the Company and Odyssey Transfer and Trust Company, as rights agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference;

●	Letter Agreement, dated November 3, 2025, by and among the Company, its officers and directors, and Westin Investment Co. Ltd. (the “Sponsor”), a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference;

●	Investment Management Trust Agreement, dated November 3, 2025, by and between the Company and Odyssey Transfer and Trust Company, as trustee, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference;

●	Registration Rights Agreement, dated November 3, 2025, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference;

●

Indemnification Agreement, dated November 3, 2025, by and between the Company and each of the officers and directors of the Company, a form of which is filed as Exhibit 10.4 hereto and incorporated herein by reference;

●

Administration Services Agreement, dated November 3, 2025, by and between the Company and Westin Investment Co. Ltd., a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference

●

Private Unit Subscription Agreement, dated November 3, 2025, by and between the Company and Westin Investment Co. Ltd., a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) with the Sponsor, of 235,000 units (the “Private Units”) at a price of $10.00 per Private Unit, generating aggregate gross proceeds of $2,350,000. The Private Units are identical to the Units sold in the IPO and pursuant to the over-allotment option, except that the Private Units are not transferable or salable until 30 days after the consummation of the Company’s initial business combination and are subject to certain transfer restrictions and registration rights as described in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Units was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on October 29, 2025, in connection with the consummation of the IPO, Richard Keng Chong Lim, Nakoorsha Bin Abdul Kadir and Adrian Xinglun Chung (collectively, the “Directors,” and each a “Director”) became members of the board of directors (the “Board”) of the Company. The Board has determined that each of Richard Keng Chong Lim, Nakoorsha Bin Abdul Kadir and Adrian Xinglun Chung are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Richard Keng Chong Lim qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Richard Keng Chong Lim, Nakoorsha Bin Abdul Kadir and Adrian Xinglun Chung serve as members of the Company’s audit committee, corporate governance and nominating committee and compensation committee. Richard Keng Chong Lim is the chairperson of the audit committee, Nakoorsha Bin Abdul Kadir is the chairperson of the corporate governance and nominating committee, and Adrian Xinglun Chung is the chairperson of the compensation committee.

The Directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on the Company’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On October 29, 2025, upon the effectiveness of its registration statement on Form S-1 (File No. 333-288889) in connection with its initial public offering, the Company adopted its Amended and Restated Memorandum and Articles of Association, which had been conditionally approved by special resolution of the shareholders on October 6, 2025.

The Amended and Restated Memorandum and Articles of Association are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

As of November 5, 2025, a total of $57,500,000 of the net proceeds from the IPO (including the full exercise of the over-allotment option) and the Private Placement were placed in a trust account established for the benefit of the Company’s public shareholders and maintained by Odyssey Transfer and Trust Company, acting as trustee. An audited balance sheet as of November 5, 2025, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within four business days of the consummation of the IPO.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the closing of the IPO are filed as Exhibits 99.1 and 99.2, respectively, hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 3, 2025, by and between the Company and A.G.P./Alliance Global Partners, as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Rights Agreement, dated November 3, 2025, by and between the Company and Odyssey Transfer and Trust Company

10.1	Letter Agreement, dated November 3, 2025, by and among the Company, its officers and directors, and Westin Investment Co. Ltd.

10.2	Investment Management Trust Agreement, dated November 3, 2025, by and between the Company and Odyssey Transfer and Trust Company

10.3	Registration Rights Agreement, dated November 3, 2025, by and between the Company and Westin Investment Co. Ltd.

10.4	Indemnification Agreement, dated November 3, 2025, by and between the Company and each of its directors and officers

10.5	Private Unit Subscription Agreement, dated November 3, 2025, by and between the Company and the Sponsor

10.6	Administrative Services Agreement, dated November 3, 2025, by and between the Company and the Sponsor

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westin Acquisition Corp

Date: November 5, 2025	By:	/s/ Kok Peng Na
	Name:	Kok Peng Na
	Title:	Chief Executive Officer

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